Rule 497(d)

                                     FT 1790
                      Target Triad Sept. '08 - Term 11/30/09

                          Supplement to the Prospectus


Notwithstanding anything to the contrary in the Prospectus, shares of Lehman Brothers Holdings Inc. (LEH) have been removed from Target Triad Sept. '08 - Term 11/30/09 for certain of the reasons set forth in "Removing Securities from a Trust."

September 16, 2008